OFFICE OF THE UNITED STATES TRUSTEE
                                                 EXHIBIT 99.4

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In re: First Alliance Portfolio Services, a Nevada                      DEBTOR IN POSSESSION OPERATING REPORT
Corporation, Debtor                                                     Report Number: 10     Pages: 1 of 3
                                                                        For the period FROM: 1/01/01
Chapter 11 case No: SA00-12373-LR                                                        TO: 1/31/01
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1. Profit and loss Statement (Accrual Basis Only)
  A.      Related to Business operations:
          Gross Revenue                                   $526,528.00
          Less: Sales Returns or Discounts                    $0.00
                                                          -------------
                    Net Revenue                                          $526,528.00

          Less: Cost of Goods Sold:
          Beginning Inventory at Cost                         $0.00
          Add: Purchases                                      $0.00
          Less: Ending Inventory at Cost                      $0.00
                                                          -------------
                    Cost of Goods Sold                                      $0.00
                            Gross Profit                                                $526,528.00
                            Other Operating Revenue                                        $0.00

          Less: Operating Expenses:
          Officer Compensation                                $0.00
          Salaries and Wages - Other Employees                $0.00
                                                          -------------
                    Total Salaries and Wages                                $0.00
                    Employee Benefits and Pensions                          $0.00
          Payroll Taxes                                       $0.00
          Real Estate Taxes                                   $0.00
          Federal and State Income Taxes                      $0.00
                                                          -------------
                    Total Taxes                                             $0.00
          Rent and Lease Expense                              $0.00
          Interest Expense                                    $0.00
          Insurance                                           $0.00
          Auto Expense                                        $0.00
          Utilities                                           $0.00
          Depreciation and Amortization                       $0.00
          Repairs and Maintenance                             $0.00
          Advertising                                         $0.00
          Supplies, Office Expenses, etc                      $0.00
          Bad Debt                                            $0.00
          Miscellaneous Operating Expenses                    $0.00
                                                          -------------
                    Total Operating Expenses                                $0.00
                                                                        --------------
                            Total Expenses                                                 $0.00
                                                                                      --------------
                            Net Gain/(Loss) from Business Operations                   $526,528.00

 B.  Not related to Business Operations
          Income
                    Interest Income                                         $0.00
                    Other Non-Operating Revenues                            $0.00
                    Gross Proceeds on Sale of Assets          $0.00
                    Less: Original Cost of Assets             $0.00
                                                          -------------
                            Net Gain/Loss on Sale of Assets                 $0.00
                                                                        --------------
                    Total Non-Operating Income                                            $0.00
          Expenses Not related to Business Operations
                    Legal and Professional Fees                           $17,994.88
                    Other Non-Operating Expenses                            $0.00
                                                                        --------------
                    Total Non-Operating Expenses                                        $17,994.88
                                                                                      --------------

                                                                                      --------------
NET INCOME/(LOSS) FOR PERIOD                                                           $508,533.12
                                                                                      ==============



2. Aging of accounts payable and accounts receivable (exclude pre-petition AP)

                                                  --------------  --------------
                                                  PAYABLES (1)    RECEIVABLES
                                                  --------------  --------------
                           Current Under 30       $           -   $           -
                                                  --------------  --------------
                           Overdue 31-60 days     $           -   $           -
                                                  --------------  --------------
                           Overdue 61-90 days     $           -   $           -
                                                  --------------  --------------
                           Overdue 91-120 days    $           -   $           -
                                                  --------------  --------------
                           Overdue Over 121 days  $           -   $           -
                                                  --------------  --------------
                                    TOTAL         $           -   $           -
                                                  --------------  --------------


Note
(1) Payables related to FAPS are reflected as part of the intercompany balances maintained with FAMCO CA.


                                                                 ---------------
OTHER BUSINESS RELATED RECEIVABLES                               RECEIVABLES
                                                                 ---------------
Residual Interest in Securities                                  $37,067,853.39
                                                                 ---------------


3. Statement of Status of Payments to Secured Creditors and Lessors:

                                                                                     ---------------------------------
                                                                                     Post Petition Payments not Made *
----------------------------------------------------------------------------------------------------------------------
                                      Frequency of   Amount of Each
Creditor/Lessor                       Pymt           Payment          Next pymt Due        Number        Amounts
----------------------------------------------------------------------------------------------------------------------
NA
----------------------------------------------------------------------------------------------------------------------

* Explanation for non-payment: N/A

4. Tax liability
Gross payroll expenses for the period                    $           -
                                                         --------------

Gross sales for period subject to sales tax              $           -
                                                         --------------

                                          ----------------------------------------------------
                                                                                  Taxes
                                             Date Paid       Amount Paid       Still Owing
                                          ----------------------------------------------------
   Federal payroll and withholding taxes  NA                 $         -    $          -
                                          ----------------------------------------------------
     State payroll and withholding taxes  NA                 $         -    $          -
                                          ----------------------------------------------------
               State sales and use taxes  NA                 $         -    $          -
                                          ----------------------------------------------------
                     Real property taxes  NA                 $         -    $          -
                                          ----------------------------------------------------
                                   Total                     $         -    $          -
                                                             ---------------------------------


5.  Insurance Coverage

                                   --------------------------------------------------------------
                Insurance Coverage Carrier/Agent    Amount of   Policy Expiration    Premium Paid
                                      Name          Coverage          Date               Thru
                                   --------------------------------------------------------------
             Worker's Compensation Wausau            $  1,000,000     6/1/2001          6/1/2001
                                   ---------------------------------------------------------------
               *Commercial Package Various           $ 16,700,000    7/30/2001         7/30/2001
                                   ---------------------------------------------------------------
                              Life None
                                   ---------------------------------------------------------------
                          Vehicles National American $  1,000,000    7/30/2001         7/30/2001
                                   ---------------------------------------------------------------
              Other: Mortgage Bond Lloyds            $ 10,000,000     6/1/2001          6/1/2001
                                   ---------------------------------------------------------------
            Directors and Officers Lloyds            $ 10,000,000     6/1/2001          6/1/2001
                                   ---------------------------------------------------------------
            Directors and Officers Greenwich         $ 10,000,000    7/12/2002         7/12/2002
                                   ---------------------------------------------------------------
      Professional Liability (E&O) Indian Harbor     $  3,000,000    7/12/2002         7/12/2002
                                   ---------------------------------------------------------------


* Includes buildings and all property damage, as well as liability for injuries

6. Questions

A. Has the debtor in possession provided compensation to any officer, director, shareholders or other principals without the approval of the Office of the United States Trustee?


                  Yes      Explain
      -----------                  ---------------------------------------------
           X       No
      -----------

B. Has the debtor in possession, subsequent to the filing of the petition, made payments on its pre-petition unsecured debt, except as have been authorized by the Court?


                  Yes      Explain
      -----------                  ---------------------------------------------
           X       No
      -----------



7. Statement of Unpaid Professional Fees (Post Petition Amounts Only)

------------------------------------------------------------------------------------------------
Name of Professional        State Type of Professional        Total Post Petition Amount Unpaid
------------------------------------------------------------------------------------------------
None *
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* Unpaid professional fees related to FAPS are included as part of the unpaid professional fees reflected in the Operating Report of FAMCO CA.


8. Narrative Report of Significant Events out of the Ordinary Course of Business

See Attached Schedule


9.  Quarterly fees

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 Quarterly             Total       Quarterly      Date        Amount        Check       Quarterly
  Period           Disbursements      fee         Paid         Paid          No.        Fee still
  Ending          for the quarter                                                         Owing
---------------------------------------------------------------------------------------------------
  3/31/2000       $          -     $    250.00    5/5/2000    $    250.00    1239       $        -
---------------------------------------------------------------------------------------------------
  6/30/2000       $          -     $    250.00    8/3/2000    $    250.00    1879       $        -
---------------------------------------------------------------------------------------------------
  9/30/2000       $          -     $    250.00    11/8/2000   $    250.00    2396       $        -
---------------------------------------------------------------------------------------------------
 12/31/2000       $          -     $    250.00                $      -                  $   250.00
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                                                                           Total Due    $   250.00
                                                                                        -----------

I, Faez Kaabi, Vice President and Controller, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.


Dated: February 13, 2001      /S/ Faez Kaabi, Vice President and Controller
                              --------------------------------------------------
                              Debtor in Possession

               RESPONSE TO QUESTION NO. 8 OF THE OPERATING REPORTS



On March 23, 2000 (the "Petition Date"), First Alliance Mortgage Company, a California corporation, First Alliance Corporation, a Delaware corporation, First Alliance Mortgage Company, a Minnesota corporation, and First Alliance Portfolio Services, Inc., a Nevada corporation ("Debtors"), filed voluntary petitions under Chapter 11 of the Bankruptcy Code.

Since the Petition Date, the Debtors have operated their businesses as debtors-in-possession pursuant to 11 U.S.C. ss.ss. 1107 and 1108.

During the month of January, Debtors continued to operate a "document depository" to facilitate access to documents relevant to pending claims litigation filed. The Debtors' motions with respect to objections to purported class action and private attorney general proofs of claim and Opposition to Class Certification were heard in the Bankruptcy Court. The Honorable Lynne Riddle set February 15th and March 9th as the dates she will render her decisions with respect to these issues.

In addition, First Alliance Corporation, filed its monthly Form 8K.